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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 11, 2002
                                (Date of Report)


                               Bridge View Bancorp
             (Exact name of registrant as specified in its charter)

         New Jersey                        1-12165              22-3461336
         ----------                        -------              ----------
 State or other jurisdiction of           (Commission        (I.R.S. Employer
 incorporation or organization)            File Number)       Identification)

457 Sylvan Avenue, Englewood Cliffs, NJ                           07632
(Address of principal executive offices)                        (Zip Code)

                                  201-871-7800
              (Registrant's telephone number, including area code)


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Item 5. Other events

                  On January 7, 2002, the Registrant issued a press release announcing its successful bidding on four bank branches formerly operated by Fleet/Summit Bank which have been closed as a result of that merger.


Item 7. Exhibits

                  The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                Description
-----------                -----------
      99                   Press Release dated January 7, 2002



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Bridge View Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           /s/  Albert F. Buzzetti
                                    By:  ---------------------------
                                         (Registrant - Bridge View Bancorp)
                                         Albert F. Buzzetti
                                         President and Chief Executive Officer




Date:  January 11, 2002


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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT OF FORM 8-K
                           --------------------------

EXHIBIT NO.        DESCRIPTION
-----------        -----------
     99            Press Release dated January 7, 2002



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